Exhibit 10.1

EXECUTION VERSION

CONSENT TO EXTENSION
THIS CONSENT TO EXTENSION (this “Consent”) is dated as of November 20, 2015, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC. (formerly known as SCP Distributors Inc.), a company organized under the laws of Ontario (the “Canadian Borrower”), SCP POOL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Statement of Purpose
The Borrowers are party to that certain Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, each lender party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent.
The Borrowers have requested a one year extension of the Maturity Date pursuant to Section 2.10 of the Credit Agreement. The Administrative Agent and the Lenders party hereto have consented to such extension, subject to the terms and conditions as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Consent (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Consent shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2.Consent. Subject to and in accordance with the terms and conditions set forth herein, and pursuant to Section 2.10 of the Credit Agreement, the parties hereto hereby consent to a one year extension of the existing Maturity Date (as set forth in clause (a) of the definition thereof) from “November 20, 2019” to “November 20, 2020”. Such extension shall be a utilization of one of the two extensions permitted under Section 2.10 of the Credit Agreement. From and after the Effective Date (as defined below) all references to the “Maturity Date” in the Credit Agreement and the other Loan Documents shall refer the Maturity Date as extended by this Consent.

3.Effectiveness. This Consent shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent to the effectiveness to this Consent are satisfied or waived:

(a)The Administrative Agent shall have received counterparts of this Consent executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, each of the Lenders, the Euro Lender and the Canadian Dollar Lender; and
(b)The Borrowers shall have paid (i) to the Administrative Agent, for the account of each Lender that executes and delivers a signature page to this Consent to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern time) on October 23, 2015, a consent fee in an amount equal to 0.05% times the principal amount of such Lender’s Revolving Credit Commitment as of the date hereof; and (ii) to the Administrative Agent and Wells Fargo Securities, LLC all fees and out-of-pocket charges and other expenses incurred in connection with this Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent that are due and payable on the Effective Date and any other accrued and unpaid fees or commissions due in accordance with Section 15.3(a) of the Credit Agreement.

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4.Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Consent shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows (a) such Credit Party has the right, power and authority and has taken all necessary corporate, limited liability and other action to authorize the execution, delivery and performance of this Consent and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and (b) this Consent and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

6.Acknowledgement and Reaffirmation. By their execution hereof, each Credit Party hereby expressly (a) consents to this Consent and (b) acknowledges that such Credit Party’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

7.Governing Law; Jurisdiction and Venue; Wavier of Jury Trial. This Consent and the rights and obligations of the parties under this Consent shall be governed by, and construed and interpreted in accordance with, the law of the state of New York. Sections 15.3, 15.6 and 15.7 of the Credit Agreement are hereby incorporated herein by this reference as if fully stated herein mutatis mutandis.

8.Miscellaneous. This Consent may be executed by one or more of the parties to this Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. This Consent shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:                POOL CORPORATION, as US Borrower

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Senior Vice President and Chief Financial Officer

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Secretary and Treasurer

SCP POOL B.V., as Dutch Borrower

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Director

Consent to Extension
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:        SCP DISTRIBUTORS LLC, as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Senior Vice President and Chief Financial Officer

SPLASH HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Secretary

ALLIANCE TRADING, INC., as Subsidiary Guarantor

By:	/s/ Melanie Housey Hart
Name:	Melanie Housey Hart
Title:	President and Secretary

CYPRESS, INC., as Subsidiary Guarantor

By:	/s/ Melanie Housey Hart
Name:	Melanie Housey Hart
Title:	President and Secretary

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Chief Financial Officer

SCP ACQUISITION CO. LLC, as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Secretary

Consent to Extension
Pool Corporation
Signature Page

SCP INTERNATIONAL, INC., as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Secretary

POOL DEVELOPMENT LLC, as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President and Chief Financial Officer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	Vice President

POOLCORP FINANCIAL MORTGAGE, LLC, as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	President and Treasurer

POOLCORP FINANCIAL INC., as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	President and Treasurer

POOLFX SUPPLY LLC, as Subsidiary Guarantor

By:	/s/ Mark W. Joslin
Name:	Mark W. Joslin
Title:	President

Consent to Extension
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT
and LENDERS:                WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, the Canadian Dollar Lender,
the Euro Lender and a Lender

By:	/s/ Irena Stavreska
Name:	Irena Stavreska
Title:	Vice President

Consent to Extension
Pool Corporation
Signature Page

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jennifer Textus
Name:	Jennifer Textus
Title:	Assistant Vice President

Consent to Extension
Pool Corporation
Signature Page

MUFG UNION BANK, N.A., as Lender

By:	/s/ Michael Gardner
Name:	Michael Gardner
Title:	Director

Consent to Extension
Pool Corporation
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Katharine G. Kay
Name:	Katharine G. Kay
Title:	Senior Vice President

Consent to Extension
Pool Corporation
Signature Page

REGIONS BANK, as Lender

By:	/s/ Jorge E. Goris
Name:	Jorge E. Goris
Title:	Senior Vice President

Consent to Extension
Pool Corporation
Signature Page

BRANCH BANK AND TRUST COMPANY, as Lender

By:	/s/ Candace C. Moore
Name:	Candace C. Moore
Title:	Vice President

Consent to Extension
Pool Corporation
Signature Page

FIFTH THIRD BANK, as Lender

By:	/s/ Jon C. Long
Name:	Jon C. Long
Title:	Vice President

Consent to Extension
Pool Corporation
Signature Page

JP MORGAN CHASE BANK, N.A., as Lender

By:	/s/ Donald Hunt
Name:	Donald Hunt
Title:	Executive Director

Consent to Extension
Pool Corporation
Signature Page